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                                                                   EXHIBIT 23(B)


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 6, 1998, with respect to the consolidated financial statements of Variation Systems Analysis, Inc. included in the Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of Engineering Animation, Inc., filed with the Securities and Exchange Commission.





                                             /s/  ERNST & YOUNG LLP


Minneapolis, Minnesota

August 20, 1998